UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 30, 2025

NORTHVIEW ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

delaware	001-41177	86-3437271
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

207 WEST 25TH ST., 9TH FLOOR

NEW YORK, NY 10001

(Address of principal executive offices and zip code)

(212) 494-9022

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Shares of common stock, par value $0.0001 per share	NVAC	N/A
Rights, each entitling the holder to receive one-tenth of one share of common stock	NVACR	N/A
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	NVACW	N/A

Item 4.01. Change in Registrant’s Certifying Accountant.

On November 1, 2024, CBIZ CPAs P.C. acquired the attestation business of Marcum LLP (“Marcum”). On April 30, 2025, Marcum informed NorthView Acquisition Corp. (the “Registrant”) that Marcum resigned as the Registrant’s independent registered public accounting firm. Also on April 30, 2025, the Registrant, with the approval of the Audit Committee of the Registrant’s Board of Directors, engaged CBIZ CPAs P.C. as the Registrant’s independent registered public accounting firm.

Neither of Marcum’s reports on the financial statements of the Registrant for either of the past two fiscal years ended, December 31, 2024 and December 31, 2023, respectively, contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for the addition of a paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the Registrant’s two most recent fiscal years ended December 31, 2024 and December 31, 2023, respectively, and the subsequent interim period through May 2, 2025, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Registrant’s two most recent fiscal years, the subsequent interim periods thereto, and through May 2, 2025, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.

The Registrant has provided Marcum with a copy of the above disclosures prior to this filing with the Securities and Exchange Commission (the “Commission”). A letter to the Commission, dated May 2, 2025, from Marcum regarding its concurrence or disagreement with the statements made by the Registrant in this current report concerning the dismissal of Marcum as the Registrant’s independent registered public accounting firm is attached as Exhibit 16.1 hereto.

During the years ended December 31, 2024 and December 31, 2023, the subsequent interim periods thereto, and through May 2, 2025, neither the Registrant nor anyone acting on its behalf consulted Marcum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report nor oral advice was provided to the Registrant that Marcum concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or a reportable event set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K promulgated under the Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
16.1	Letter from Marcum LLP dated May 2, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHVIEW ACQUISITION CORP.

Dated: May 2, 2025	By:	/s/ Fred Knechtel
	Name:	Fred Knechtel
	Title:	Chief Financial Officer

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